Exhibit 99.1

American Express Company	(Preliminary)
Selected Financial Information by Segment
(Millions)

					Corporate &
	USCS	ICNS	GCS	GMS	Other	Consolidated
Twelve months ended December 31, 2015

Non-interest revenues	$8,479	$4,627	$8,930	$4,471	$389	$26,896
Interest income	5,198	945	1,175	1	226	7,545
Interest expense	488	235	365	(211)	746	1,623
Total revenues net of interest expense	13,189	5,337	9,740	4,683	(131)	32,818
Total provision	1,064	300	588	31	5	1,988
Pretax income (loss) from continuing operations	3,677	904	3,155	2,390	(2,188)	7,938
Income tax provision (benefit)	1,322	220	1,139	886	(792)	2,775
Net income (loss)	2,355	684	2,016	1,504	(1,396)	5,163

Twelve months ended December 31, 2014

Non-interest revenues	8,198	5,091	9,571	4,571	1,285	28,716
Interest income	4,821	1,088	1,026	2	242	7,179
Interest expense	453	325	409	(287)	807	1,707
Total revenues net of interest expense	12,566	5,854	10,188	4,860	720	34,188
Total provision	1,030	354	569	79	12	2,044
Pretax income (loss) from continuing operations	3,502	887	3,717	2,336	(1,451)	8,991
Income tax provision (benefit)	1,283	194	1,379	874	(624)	3,106
Net income (loss)	$2,219	$693	$2,338	$1,462	$(827)	$5,885

U.S. Consumer Services	(Preliminary)

	Quarters Ended
Selected Income Statement Data	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
(Millions)	2015	2015	2015	2015	2014	2014	2014	2014
Non-interest revenues	$2,155	$2,117	$2,176	$2,031	$2,123	$2,061	$2,077	$1,937
Interest income	1,349	1,324	1,252	1,273	1,246	1,220	1,169	1,186
Interest expense	130	123	121	114	112	112	115	114
Net interest income	1,219	1,201	1,131	1,159	1,134	1,108	1,054	1,072
Total revenues net of interest expense	3,374	3,318	3,307	3,190	3,257	3,169	3,131	3,009
Provisions for losses	334	294	243	193	313	234	241	242
Total revenues net of interest expense after provisions for losses	3,040	3,024	3,064	2,997	2,944	2,935	2,890	2,767
Expenses
Marketing, promotion, rewards, Card Member services and other	1,410	1,396	1,366	1,210	1,419	1,213	1,273	1,077
Salaries and employee benefits and other operating expenses	793	768	759	746	802	734	797	719
Total expenses	2,203	2,164	2,125	1,956	2,221	1,947	2,070	1,796
Pretax segment income	837	860	939	1,041	723	988	820	971
Income tax provision	296	318	326	382	263	364	292	364
Segment income	$541	$542	$613	$659	$460	$624	$528	$607
Effective tax rate	35.4%	37.0%	34.7%	36.7%	36.4%	36.8%	35.6%	37.5%

Selected Statistical Information
(Billions, except percentages and where indicated)
Card billed business	$98.4	$92.3	$93.6	$85.7	$94.7	$88.7	$89.3	$80.9
Total cards-in-force (millions)	40.7	40.0	39.1	38.6	38.3	38.0	37.5	36.9
Basic cards-in-force (millions)	28.6	28.0	27.3	26.9	26.8	26.4	26.1	25.6
Average basic Card Member spending (dollars)	$3,471	$3,337	$3,472	$3,184	$3,560	$3,380	$3,484	$3,169
Card Member receivables: (A)
Total receivables	$11.8	$10.5	$10.8	$10.5	$11.7	$10.5	$10.6	$10.4
30 days past due as a % of total	1.4%	1.6%	1.4%	1.5%	1.5%	1.6%	1.5%	1.7%
Average receivables	$10.9	$10.6	$10.7	$10.5	$10.9	$10.6	$10.8	$10.6
Net write-off rate (principal only) (B)	1.6%	1.5%	1.2%	2.1%	1.4%	1.5%	1.8%	2.0%
Net write-off rate (principal and fees) (B)	1.8%	1.7%	1.4%	2.3%	1.6%	1.7%	2.0%	2.3%
Card Member loans: (A)
Total loans	$43.5	$52.2	$51.8	$50.3	$53.1	$48.8	$48.6	$46.9
30 days past due loans as a % of total	1.0%	1.0%	0.9%	0.9%	0.9%	1.0%	0.9%	1.1%
Average loans	$50.5	$52.1	$51.1	$50.9	$50.4	$48.9	$47.8	$47.4
Net write-off rate (principal only) (B)	1.4%	1.3%	1.4%	1.5%	1.3%	1.4%	1.6%	1.7%
Net write-off rate (principal, interest and fees) (B)	1.6%	1.5%	1.6%	1.7%	1.6%	1.6%	1.9%	1.9%

Net interest income divided by average loans (C)	9.1%	9.2%	8.9%	9.1%	9.0%	9.1%	8.8%	9.0%
Net interest yield on Card Member loans (C)	9.1%	9.2%	9.0%	9.3%	9.1%	9.1%	9.0%	9.3%

See Appendix IV for footnote references

International Consumer and Network Services	(Preliminary)

	Quarters Ended
Selected Income Statement Data	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
(Millions)	2015	2015	2015	2015	2014	2014	2014	2014
Non-interest revenues	$1,178	$1,141	$1,163	$1,145	$1,253	$1,298	$1,300	$1,240
Interest income	235	228	237	245	261	274	275	278
Interest expense	59	55	58	63	70	84	90	81
Net interest income	176	173	179	182	191	190	185	197
Total revenues net of interest expense	1,354	1,314	1,342	1,327	1,444	1,488	1,485	1,437
Provisions for losses	77	77	76	70	88	93	86	87
Total revenues net of interest expense after provisions for losses	1,277	1,237	1,266	1,257	1,356	1,395	1,399	1,350
Expenses
Marketing, promotion, rewards, Card Member services and other	547	504	482	447	571	532	577	483
Salaries and employee benefits and other operating expenses	545	532	546	530	705	573	632	540
Total expenses	1,092	1,036	1,028	977	1,276	1,105	1,209	1,023
Pretax segment income	185	201	238	280	80	290	190	327
Income tax provision/(benefit)	45	47	45	83	(3)	74	35	88
Segment income	$140	$154	$193	$197	$83	$216	$155	$239
Effective tax rate	24.3%	23.4%	18.9%	29.6%	-3.8%	25.5%	18.4%	26.9%

Selected Statistical Information
(Billions, except percentages and where indicated)
Card billed business
Proprietary	$27.1	$25.1	$25.5	$24.4	$29.4	$29.4	$29.6	$27.7
Non-Proprietary	43.5	40.7	41.5	38.7	42.1	41.1	39.6	36.2
Total	$70.5	$65.9	$67.0	$63.1	$71.5	$70.5	$69.2	$63.9

Total cards-in-force (millions)
Proprietary	14.6	14.5	14.5	14.3	15.1	15.2	15.1	15.3
Non-Proprietary	47.4	46.3	45.6	44.5	44.0	43.2	42.5	41.3
Total	62.0	60.8	60.0	58.8	59.1	58.4	57.6	56.5

Proprietary basic cards-in-force (millions)	9.9	9.9	9.9	9.9	10.3	10.4	10.3	10.4
Average basic Card Member spending (dollars) (D)	$2,718	$2,547	$2,600	$2,454	$2,838	$2,834	$2,866	$2,679
Card Member receivables: (A)
Total receivables	$5.6	$5.2	$5.5	$5.1	$6.3	$5.9	$6.1	$5.8
30 days past due as a % of total	1.5%	1.6%	1.5%	1.6%	1.3%	1.4%	1.4%	1.5%
Average receivables	$5.5	$5.3	$5.3	$5.5	$6.5	$6.4	$6.5	$5.9
Net write-off rate (principal only) (B)	2.1%	2.3%	2.1%	1.9%	1.7%	1.8%	1.8%	2.3%
Net write-off rate (principal and fees) (B)	2.3%	2.5%	2.3%	2.1%	1.8%	2.0%	1.9%	2.5%
Card Member loans: (A)
Total loans	$7.1	$6.7	$7.2	$6.8	$7.7	$8.0	$8.6	$8.2
30 days past due loans as a % of total	1.6%	1.6%	1.6%	1.8%	1.6%	1.6%	1.6%	1.7%
Average loans	$7.0	$6.9	$7.0	$7.2	$7.9	$8.3	$8.3	$8.3
Net write-off rate (principal only) (B)	1.8%	1.8%	2.0%	2.0%	1.9%	1.9%	2.0%	2.0%
Net write-off rate (principal, interest and fees) (B)	2.2%	2.3%	2.5%	2.5%	2.4%	2.4%	2.4%	2.4%

Net interest income divided by average loans (C)	10.1%	10.1%	10.2%	10.2%	9.7%	9.2%	8.9%	9.5%
Net interest yield on Card Member loans (C)	10.6%	10.4%	10.7%	10.9%	10.5%	9.9%	9.6%	10.1%

See Appendix IV for footnote references

Global Commercial Services	(Preliminary)

	Quarters Ended
Selected Income Statement Data	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
(Millions)	2015	2015	2015	2015	2014	2014	2014	2014
Non-interest revenues	$2,253	$2,217	$2,285	$2,175	$2,929	$2,263	$2,241	$2,138
Interest income	311	297	289	278	263	260	253	250
Interest expense	94	91	91	89	95	102	111	101
Net interest income	217	206	198	189	168	158	142	149
Total revenues net of interest expense	2,470	2,423	2,483	2,364	3,097	2,421	2,383	2,287
Provisions for losses	153	148	136	151	146	140	143	140
Total revenues net of interest expense after provisions for losses	2,317	2,275	2,347	2,213	2,951	2,281	2,240	2,147
Expenses
Marketing, promotion, rewards, Card Member services and other	784	826	809	723	835	761	788	685
Salaries and employee benefits and other operating expenses	774	715	691	675	729	691	753	660
Total expenses	1,558	1,541	1,500	1,398	1,564	1,452	1,541	1,345
Pretax segment income	759	734	847	815	1,387	829	699	802
Income tax provision	274	267	298	300	540	299	244	296
Segment income	$485	$467	$549	$515	$847	$530	$455	$506
Effective tax rate	36.1%	36.4%	35.2%	36.8%	38.9%	36.1%	34.9%	36.9%

Selected Statistical Information
(Billions, except percentages and where indicated)
Card billed business	$103.2	$99.5	$100.4	$95.5	$102.4	$98.9	$99.7	$93.5
Total cards-in-force (millions)	15.1	15.0	14.7	14.8	14.8	14.7	14.8	14.8
Basic cards-in-force (millions)	15.1	15.0	14.7	14.8	14.8	14.7	14.8	14.8
Average basic Card Member spending (dollars)	$6,859	$6,711	$6,811	$6,461	$6,929	$6,702	$6,749	$6,344
Card Member receivables (A)	26.7	28.6	28.6	28.1	26.8	28.7	28.6	28.4
Card Member loans (A)	8.0	10.0	9.9	9.7	9.5	9.2	9.1	8.9
Card Member receivables: (A)
Total receivables - Global Commercial Payments (GCP)	$13.8	$15.7	$15.9	$15.7	$14.6	$16.4	$16.5	$16.6
90 days past billing as a % of total - GCP	0.9%	0.7%	0.7%	0.7%	0.8%	0.8%	0.7%	0.7%
Net loss ratio (as a % of charge volume) - GCP	0.08%	0.08%	0.09%	0.10%	0.08%	0.09%	0.09%	0.09%
Total receivables - Global Small Business Services (GSBS)	$12.9	$12.9	$12.8	$12.4	$12.2	$12.3	$12.1	$11.7
30 days past due as a % of total - GSBS	1.7%	1.6%	1.6%	1.8%	1.8%	1.6%	1.5%	1.8%
Average receivables - GSBS	$13.1	$12.8	$12.7	$12.2	$12.4	$12.2	$12.1	$11.4
Net write-off rate (principal only) - GSBS (B)	1.6%	1.8%	1.9%	2.2%	1.4%	1.6%	1.8%	1.5%
Net write-off rate (principal and fees) - GSBS (B)	1.8%	2.0%	2.1%	2.4%	1.6%	1.8%	2.0%	1.7%
Card Member loans: (A)
Total loans - GSBS (E)	$8.0	$10.0	$9.9	$9.7	$9.5	$9.2	$9.1	$8.9
30 days past due as a % of total - GSBS (E)	1.1%	1.0%	0.9%	1.0%	1.0%	1.0%	1.1%	1.2%
Average loans - GSBS (E)	$9.6	$9.9	$9.8	$9.5	$9.3	$9.2	$9.1	$8.7
Net write-off rate (principal only) - GSBS (B) (E)	1.2%	1.3%	1.3%	1.3%	1.3%	1.5%	1.6%	1.7%
Net write-off rate (principal, interest and fees) - GSBS (B) (E)	1.5%	1.5%	1.5%	1.6%	1.5%	1.7%	1.9%	2.0%

Net interest income divided by average loans (C)	8.5%	8.3%	8.0%	7.9%	7.2%	6.8%	6.2%	6.8%
Net interest yield on Card Member loans (C)	10.2%	10.0%	10.0%	10.2%	9.7%	9.9%	9.8%	10.2%

See Appendix IV for footnote references

Global Merchant Services	(Preliminary)

	Quarters Ended
Selected Income Statement Data	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
(Millions)	2015	2015	2015	2015	2014	2014	2014	2014
Non-interest revenues	$1,148	$1,123	$1,130	$1,070	$1,194	$1,150	$1,143	$1,084
Interest income	-	-	1	-	1	-	-	1
Interest expense	(57)	(46)	(49)	(59)	(64)	(75)	(83)	(65)
Net interest income	57	46	50	59	65	75	83	66
Total revenues net of interest expense	1,205	1,169	1,180	1,129	1,259	1,225	1,226	1,150
Provisions for losses	9	8	8	6	33	19	15	12
Total revenues net of interest expense after provisions for losses	1,196	1,161	1,172	1,123	1,226	1,206	1,211	1,138
Expenses
Marketing, promotion, rewards, Card Member services and other	84	78	76	56	55	76	89	83
Salaries and employee benefits and other operating expenses	535	447	507	479	570	549	555	468
Total expenses	619	525	583	535	625	625	644	551
Pretax segment income	577	636	589	588	601	581	567	587
Income tax provision	212	237	219	218	231	214	207	222
Segment income	$365	$399	$370	$370	$370	$367	$360	$365
Effective tax rate	36.7%	37.3%	37.2%	37.1%	38.4%	36.8%	36.5%	37.8%

Selected Statistical Information
Average discount rate (F)	2.42%	2.46%	2.49%	2.49%	2.44%	2.48%	2.48%	2.51%

See Appendix IV for footnote references

American Express Company *	(Preliminary)
Appendix I - Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Quarters Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2015	2015	2015	2015	2014	2014	2014	2014
Non-interest revenues
Discount revenue	$4,913	$4,778	$4,946	$4,660	$4,961	$4,889	$4,919	$4,620
Net card fees	687	679	667	667	671	680	687	674
Other fees and commissions (G)	704	727	727	708	715	746	1,124	1,041
Other	540	504	521	468	1,310	593	585	501
Total non-interest revenues	6,844	6,688	6,861	6,503	7,657	6,908	7,315	6,836
Interest income
Interest on loans	1,891	1,847	1,776	1,795	1,769	1,753	1,696	1,711
Interest and dividends on investment securities	37	38	41	41	43	45	45	46
Deposits with banks and other	19	19	20	21	17	17	18	19
Total interest income	1,947	1,904	1,837	1,857	1,829	1,815	1,759	1,776
Interest expense
Deposits	138	125	109	103	97	91	91	94
Long-term debt and other	262	274	305	307	308	329	352	345
Total interest expense	400	399	414	410	405	420	443	439
Net interest income	1,547	1,505	1,423	1,447	1,424	1,395	1,316	1,337
Total revenues net of interest expense	8,391	8,193	8,284	7,950	9,081	8,303	8,631	8,173
Provisions for losses
Charge card	195	203	165	174	198	196	183	215
Card Member loans	361	309	285	235	341	265	282	250
Other	16	17	17	11	43	27	24	20
Total provisions for losses	572	529	467	420	582	488	489	485
Total revenues net of interest expense after provisions for losses	7,819	7,664	7,817	7,530	8,499	7,815	8,142	7,688
Expenses
Marketing and promotion	892	847	761	609	887	783	959	587
Card Member rewards	1,794	1,763	1,799	1,640	1,881	1,695	1,773	1,582
Card Member services and other	246	269	242	261	203	205	192	222
Salaries and employee benefits	1,209	1,212	1,250	1,305	1,607	1,290	1,658	1,540
Professional services	784	687	655	624	768	731	817	692
Occupancy and equipment	482	523	415	434	446	432	467	462
Other, net	958	425	465	341	482	433	(36)	395
Total expenses	6,365	5,726	5,587	5,214	6,274	5,569	5,830	5,480
Pretax income	1,454	1,938	2,230	2,316	2,225	2,246	2,312	2,208
Income tax provision	555	672	757	791	778	769	783	776
Net income	899	1,266	1,473	1,525	1,447	1,477	1,529	1,432
Net income attributable to common shareholders (H)	873	1,234	1,442	1,514	1,436	1,466	1,517	1,420
Effective tax rate	38.2%	34.7%	33.9%	34.2%	35.0%	34.2%	33.9%	35.1%

Earnings Per Common Share
BASIC
Net income attributable to common shareholders	$0.89	$1.24	$1.43	$1.49	$1.40	$1.41	$1.44	$1.34
Average common shares outstanding	977	994	1,009	1,019	1,028	1,041	1,052	1,060
DILUTED
Net income attributable to common shareholders	$0.89	$1.24	$1.42	$1.48	$1.39	$1.40	$1.43	$1.33
Average common shares outstanding	981	997	1,013	1,023	1,033	1,047	1,058	1,067
Cash dividends declared per common share	$0.29	$0.29	$0.29	$0.26	$0.26	$0.26	$0.26	$0.23

* The Company's Consolidated Statements of Income have not been affected by the previously mentioned changes.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I - Selected Statistical Information
(Billions, except percentages and where indicated)

	Quarters Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2015	2015	2015	2015	2014	2014	2014	2014
Card billed business: (I)
United States	$189.9	$180.3	$181.6	$169.2	$182.5	$173.0	$173.4	$159.2
Outside the United States	83.3	78.6	80.4	76.4	86.0	85.1	84.7	78.9
Total	$273.2	$258.9	$262.0	$245.6	$268.5	$258.1	$258.1	$238.1
Total cards-in-force (millions): (J)
United States	57.6	56.4	55.3	54.8	54.9	54.5	54.1	53.5
Outside the United States	60.2	59.4	58.5	57.4	57.3	56.6	55.8	54.7
Total	117.8	115.8	113.8	112.2	112.2	111.1	109.9	108.2
Basic cards-in-force (millions): (J)
United States	44.8	43.6	42.8	42.4	42.6	42.2	42.0	41.5
Outside the United States	49.5	49.0	48.2	47.3	47.0	46.3	45.6	44.6
Total	94.3	92.6	91.0	89.7	89.6	88.5	87.6	86.1

Average discount rate (F)	2.42%	2.46%	2.49%	2.49%	2.44%	2.48%	2.48%	2.51%
Average basic Card Member spending (dollars) (D)	$4,305	$4,165	$4,272	$4,008	$4,377	$4,223	$4,288	$3,991
Average fee per card (dollars) (D)	$39	$39	$39	$39	$39	$40	$41	$40
Average fee per card adjusted (dollars) (D)	$43	$44	$43	$44	$44	$45	$45	$45

Worldwide Card Member receivables: (A)
Total receivables	$44.1	$44.3	$44.9	$43.7	$44.9	$45.1	$45.3	$44.7
Loss reserves (millions):
Beginning balance	$441	$420	$429	$465	$432	$413	$414	$386
Provisions (K)	195	203	165	174	198	196	183	215
Net write-offs (L)	(169)	(174)	(171)	(199)	(156)	(168)	(182)	(170)
Other (M)	(5)	(8)	(3)	(11)	(9)	(9)	(2)	(17)
Ending balance	$462	$441	$420	$429	$465	$432	$413	$414
% of receivables	1.0%	1.0%	0.9%	1.0%	1.0%	1.0%	0.9%	0.9%
Net write-off rate (principal only) (B)	1.7%	1.8%	1.7%	2.1%	1.5%	1.6%	1.8%	1.8%
Net write-off rate (principal and fees) (B)	1.9%	2.0%	1.9%	2.3%	1.7%	1.8%	2.0%	2.0%
30 days past due as a % of total	1.5%	1.6%	1.5%	1.6%	1.6%	1.6%	1.5%	1.7%
Net loss ratio (as a % of charge volume) - GCP	0.08%	0.08%	0.09%	0.10%	0.08%	0.09%	0.09%	0.09%
90 days past billing as a % of total - GCP	0.9%	0.7%	0.7%	0.7%	0.8%	0.8%	0.7%	0.7%

Worldwide Card Member loans: (A)
Total loans	$58.6	$68.9	$69.0	$66.8	$70.4	$66.1	$66.3	$64.0
Loss reserves (millions):
Beginning balance	$1,164	$1,132	$1,130	$1,201	$1,146	$1,170	$1,191	$1,261
Provisions (K)	361	309	285	235	341	265	282	250
Net write-offs - principal (L)	(234)	(231)	(243)	(259)	(237)	(245)	(267)	(280)
Net write-offs - interest and fees (L)	(40)	(37)	(42)	(43)	(40)	(40)	(42)	(42)
Reserves transferred to held for sale	(224)	-	-	-	-	-	-	-
Other (M)	1	(9)	2	(4)	(9)	(4)	6	2
Ending balance	$1,028	$1,164	$1,132	$1,130	$1,201	$1,146	$1,170	$1,191
Ending reserves - principal	$975	$1,114	$1,076	$1,074	$1,149	$1,093	$1,114	$1,135
Ending reserves - interest and fees	$53	$50	$56	$56	$52	$53	$56	$56
% of loans	1.8%	1.7%	1.6%	1.7%	1.7%	1.7%	1.8%	1.9%
% of past due	164%	164%	171%	163%	167%	165%	171%	159%
Average loans	$67.1	$69.0	$68.0	$67.6	$67.7	$66.4	$65.2	$64.5
Net write-off rate (principal only) (B)	1.4%	1.3%	1.4%	1.5%	1.4%	1.5%	1.6%	1.7%
Net write-off rate (principal, interest and fees) (B)	1.6%	1.6%	1.7%	1.8%	1.6%	1.7%	1.9%	2.0%
30 days past due loans as a % of total	1.1%	1.0%	1.0%	1.0%	1.0%	1.1%	1.0%	1.2%

Net interest income divided by average loans (C)	8.7%	8.7%	8.4%	8.6%	8.4%	8.5%	8.1%	8.4%
Net interest yield on Card Member loans (C)	9.4%	9.5%	9.3%	9.6%	9.3%	9.3%	9.2%	9.5%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Net Interest Yield on Card Member Loans
Appendix II
(Millions, except percentages and where indicated)

	Quarters Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2015	2015	2015	2015	2014	2014	2014	2014
Consolidated:
Net interest income	$1,547	$1,505	$1,423	$1,447	$1,424	$1,395	$1,316	$1,337
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$225	$232	$248	$246	$240	$239	$255	$259
Interest income not attributable to the Company's Card Member loan portfolio	$(90)	$(89)	$(91)	$(86)	$(75)	$(76)	$(79)	$(78)
Adjusted net interest income (N)	$1,682	$1,648	$1,580	$1,606	$1,588	$1,558	$1,492	$1,518
Average loans (billions)	$70.9	$69.0	$68.0	$67.6	$67.7	$66.4	$65.2	$64.5
Include:
Certain other fees (billions)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.1
Adjusted average loans (billions) (O)	$70.9	$69.0	$68.0	$67.6	$67.7	$66.4	$65.2	$64.6
Net interest income divided by average loans (P)	8.7%	8.7%	8.4%	8.6%	8.4%	8.4%	8.1%	8.3%
Net interest yield on Card Member loans (Q)	9.4%	9.5%	9.3%	9.6%	9.3%	9.3%	9.2%	9.5%

USCS:
Net interest income	$1,220	$1,200	$1,131	$1,159	$1,135	$1,108	$1,054	$1,072
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$19	$18	$18	$17	$18	$18	$19	$18
Interest income not attributable to the Company's Card Member loan portfolio	$(5)	$(4)	$(4)	$(3)	$(3)	$(3)	$(3)	$(3)
Adjusted net interest income (N)	$1,234	$1,214	$1,146	$1,172	$1,149	$1,122	$1,070	$1,088
Average loans (billions)	$53.7	$52.1	$51.1	$50.9	$50.4	$48.9	$47.8	$47.4
Include:
Certain Other Fees (billions)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.1
Adjusted average loans (billions) (O)	$53.7	$52.1	$51.1	$50.9	$50.4	$48.9	$47.8	$47.5
Net interest income divided by average loans (P)	9.1%	9.2%	8.9%	9.1%	9.0%	9.1%	8.8%	9.0%
Net interest yield on Card Member loans (Q)	9.1%	9.2%	9.0%	9.3%	9.1%	9.1%	9.0%	9.3%

ICNS:
Net interest income	$176	$173	$179	$182	$191	$190	$184	$197
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$14	$14	$14	$15	$16	$16	$17	$14
Interest income not attributable to the Company's Card Member loan portfolio	$(4)	$(5)	$(6)	$(4)	$3	$0	$(4)	$(3)
Adjusted net interest income (N)	$186	$181	$187	$193	$210	$207	$198	$208
Average loans (billions)	$7.0	$6.9	$7.0	$7.2	$7.9	$8.3	$8.3	$8.3
Include:
Certain Other Fees (billions)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Adjusted average loans (billions) (O)	$7.0	$6.9	$7.0	$7.2	$7.9	$8.3	$8.3	$8.3
Net interest income divided by average loans (P)	10.1%	10.1%	10.2%	10.2%	9.7%	9.2%	8.9%	9.5%
Net interest yield on Card Member loans (Q)	10.6%	10.4%	10.7%	10.9%	10.5%	9.9%	9.6%	10.1%

GCS:
Net interest income	$217	$206	$198	$189	$168	$158	$142	$149
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$72	$71	$72	$71	$77	$84	$92	$83
Interest income not attributable to the Company's Card Member loan portfolio	$(28)	$(24)	$(22)	$(19)	$(17)	$(13)	$(11)	$(10)
Adjusted net interest income (N)	$261	$253	$248	$241	$229	$229	$224	$222
Average loans (billions)	$10.2	$10.0	$9.9	$9.6	$9.4	$9.2	$9.1	$8.8
Include:
Certain other fees (billions)	$0.0	$0.0	$(0.0)	$0.0	$0.0	$0.0	$0.0	$0.0
Adjusted average loans (billions) (O)	$10.2	$10.0	$9.9	$9.6	$9.4	$9.2	$9.1	$8.8
Net interest income divided by average loans (P)	8.5%	8.3%	8.0%	7.9%	7.2%	6.8%	6.2%	6.8%
Net interest yield on Card Member loans (Q)	10.2%	10.0%	10.0%	10.2%	9.7%	9.9%	9.8%	10.2%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Billed Business trend:
(8QTR Growth)
Appendix III

	Percentage Inc/(Dec) vs. prior year
	Quarters Ended
	Reported								FX-Adjusted (V)
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2015	2015	2015	2015	2014	2014	2014	2014	2015	2015	2015	2015	2014	2014	2014	2014
Worldwide (R)
Total Billed Business	2%	0%	2%	3%	6%	9%	9%	6%	5%	5%	6%	7%	8%	10%	9%	7%
Proprietary billed business	1	0	0	2	5	8	8	5	3	3	4	5	7	9	8	6
GNS billed business (S)	3	(1)	5	7	8	16	12	10	14	13	15	16	15	17	13	15
Airline-related volume (7% of Q4'15 worldwide billed business)	(5)	(6)	(5)	(3)	1	7	6	4	(1)	0	1	2	4	7	6	5

United States (R)
Billed Business	4	4	5	6	8	9	9	6	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Proprietary consumer card billed business (T)	4	4	5	6	7	8	8	6	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Proprietary small business and corporate services billed business (U)	3	4	4	6	9	11	10	7	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
T&E-related volume (23% of Q4'15 U.S.billed business)	2	3	4	5	6	7	6	5	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Non-T&E-related volume (77% of Q4'15 U.S. billed business)	4	4	5	6	9	10	9	6	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Airline-related volume (6% of Q4'15 U.S. billed business)	(3)	(3)	(2)	0	1	5	5	3	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Outside the United States (R)
Billed Business	(3)	(8)	(5)	(3)	1	9	9	6	8	7	8	8	9	11	9	10
Japan, Asia Pacific & Australia ("JAPA") billed business	5	(2)	4	6	7	16	10	7	14	13	16	16	14	16	11	15
Latin America & Canada ("LACC") billed business	(19)	(24)	(18)	(14)	(7)	1	2	(1)	(1)	(7)	(8)	(7)	3	8	9	10
Europe, Middle East & Africa ("EMEA") billed business	(4)	(5)	(9)	(9)	1	7	12	11	5	7	7	6	9	7	6	7
Proprietary consumer card billed business (S)	(8)	(15)	(14)	(12)	(5)	3	5	2	2	(1)	(1)	0	2	5	5	6
Proprietary small business and corporate services billed business (U)	(10)%	(11)%	(11)%	(10)%	(1)%	4%	6%	5%	2%	5%	4%	3%	7%	6%	7%	9%

See Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(A)
Effective December 1, 2015, the Company reclassified the Card Member loans and receivables related to its co-brand partnerships with Costco in the U.S. and Jetblue, to reflect them as held for sale (HFS) on the Consolidated Balance Sheets.  The loans were reclassified at their net carrying amount, inclusive of the related reserves for losses.  Accordingly, Card Member loans and receivables and the related credit metrics are presented excluding the HFS loans and receivables.  As of December 31, 2015, the Card Member loans and receivables HFS in USCS were $12.6 billion and nil, respectively, and in GCS were $2.3 billion and $0.1 billion, respectively.

(B)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.   The AXP net write-off rates and 30 days past due as a percentage of total relate to USCS, ICNS and GSBS Card Member receivables.  Beginning in January 2015, timing of charge-offs for loans in certain modification programs changed from 180 days past due to 120 days past due.

(C)
See Appendix II for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(D)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The average fee per card adjusted, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $66 million, $72 million, $62 million and $83 million for the quarters ended December 31, September 30, June 30 and March 31, 2015, respectively, and $79 million, $77 million, $77 million and $73 million for the quarters ended December 31, September 30, June 30, and March 31, 2014, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(E)
International GSBS Card Member loans and associated credit metrics continue to be reported within the international consumer business, in the ICNS segment, due to certain limitations.  These loans are insignificant to both ICNS and GCS.

(F)
This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and GNS) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(G)	Includes Travel Commissions and Fees which were shown separately until Q3'15.
(H)
Represents net income, less (i) earnings allocated to participating share awards of $6 million, $10 million, $11 million and $11 million for the quarters ended December 31, September 30, June 30 and March 31, 2015, respectively, and $11 million, $11 million, $12 million and $12 million for the quarters ended December 31, September 30, June 30 and March 31, 2014, respectively, and (ii) dividends on preferred shares of $20 million, $22 million and $20 million, for the quarters ended December 31, September 30 and June 30, 2015, respectively, and nil for all other comparative periods.

(I)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services (GNS), from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(J)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(K)	Provisions for principal and fee reserve components.
(L)	Consists of principal, interest and/or fees, less recoveries.
(M)
Q4'15 includes $1 million for the Reserves transferred to HFS.  Beginning in Q1'14, reserves related to card-related fraud losses are reflected in Other liabilities.  All periods include foreign currency translation adjustments and other items.

(N)
Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(O)
Adjusted average loans, a non-GAAP measure, represents average Card Member loans (including loans related to the Costco and JetBlue portfolio which are classified as HFS on the Consolidated Balance Sheets), excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(P)
This calculation, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(Q)
Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. Effective January 1, 2016, net interest yield also includes an insignificant amount of net interest income and loans related to certain non-traditional Card Member loans.  The prior periods have been revised to conform with this presentation.  The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(R)	Captions not designated as “proprietary” or “GNS” include both proprietary and GNS data.
(S)	Included in ICNS.
(T)	Included in USCS.
(U)	Included in GCS.
(V)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the three months ended December 31, 2015 apply to the period(s) against which such results are being compared). Certain amounts included in the calculations of FX-adjusted revenues and expenses, which constitute non-GAAP measures, are subject to management allocations. The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.